UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23583

Primark Meketa Private Equity Investments Fund

(Exact name of registrant as specified in charter)

250 Filmore Street, Suite 425, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)

Gregory C. Davis

Paulita A. Pike

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006

(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 802-8500

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Primark Meketa Private Equity Investments Fund

Annual Report
March 31, 2026

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND MANAGER’S COMMENTARY March 31, 2026

For the fiscal year ended March 31, 2026, the Primark Meketa Private Equity Investments Fund (“PMPEX” or “the Fund”) generated a total net return of 8.8%. The Fund’s benchmark, the MSCI All Country World Index Net (“MSCI ACWI” or “the Benchmark”), returned 20.0% during this same period. Since inception, the annualized return for PMPEX has been 9.9%, versus 11.4% for the Benchmark, as of March 31, 2026. Over the last 12 months, PMPEX had a lower standard deviation than the Benchmark, and thus, continued to show lower price volatility risk compared to the Benchmark. Since inception, the Fund has had a consistently lower standard deviation versus the Benchmark’s standard deviation of 13.4%. During the fiscal year ended March 31, 2026, the net assets of PMPEX increased by approximately 25% from $300.7 million to $375.3 million driven by a combination of shareholder net inflows and positive performance. Over the fiscal year, direct investments in portfolio companies were significant positive contributors to the performance of the Fund’s portfolio, in addition to a small relative contribution from cash holdings. Public equity securities detracted from absolute performance mainly due to negative performance in the second quarter of 2025 and the first quarter of 2026. We believe the direct investment portfolio has started to mature nicely with more positive valuation mark-ups over the fiscal year, but overall the portfolio is still young with an average direct investment age (initial investment through fiscal year end) of 2.3 years. This is highlighted by 28 of a total of 31 direct investments being held at or above the initial cost. We continue to see long-term promise in the Fund’s holdings, including investments in third-party funds (“Portfolio Funds”), and the direct investments. Of note, the Fund sold out of its remaining positions in public equity as of fiscal year end March 31, 2026 in connection with the Fund’s investment program maturing. This should meaningfully lower the volatility of the Fund’s net asset value (“NAV”) per share going forward and better align the Fund’s performance with the performance of its underlying private investments. As of March 31, 2026, the Fund’s portfolio consisted of 31 direct investments (including several follow-on investments) and four Portfolio Fund investments. Direct investments and Portfolio Funds accounted for approximately 83% and 5% of the Fund’s total net assets, respectively. The direct investments in the portfolio have been made with 24 different private equity sponsors across five sectors and a diverse set of sub-sectors. Three of the 31 direct investments are headquartered outside of the United States and account for 10% of the portfolio’s net assets attributable to direct investments. Over the 12 months ended March 31, 2026, the Fund has completed nine new direct investments accounting for approximately $106 million of investment capital. The Fund continues to pursue direct investment opportunities alongside private equity sponsors in control buyout transactions of middle market businesses across North America and Western Europe. We seek to invest in companies that we believe have compelling value creation opportunities, have achieved significant market presence characterized by value-added services or proprietary products, and have sustainable franchises with a history of predictable cash flows. We anticipate that transactions will typically have what we consider to be modest leverage and disciplined pricing. Meketa seeks to invest alongside “high conviction” investment managers in deals that align with the investment manager’s core strategy. Overall, Meketa seeks to create a direct investment portfolio of direct investments that is diversified by vintage, sponsor, and industry.

Private Equity Outlook

The current outlook for private equity — particularly in buyout transactions — reflects a transition from a liquidity-constrained, high-cost environment toward a more active but structurally more demanding cycle. After a subdued period in 2022 – 2023 driven by elevated interest rates and valuation mismatches, deal activity rebounded meaningfully in 2025, with global buyout values and large-cap transactions increasing sharply. This recovery has been supported by improving financing conditions, narrowing bid-ask spreads, and a gradual normalization of exit markets. Entering 2026, market participants broadly expect continued acceleration in M&A and sponsor-led buyouts, underpinned by lower borrowing costs, pent-up supply of assets, and renewed corporate strategic activity.

However, the buyout landscape has fundamentally changed relative to the pre-2022 era. The traditional drivers of private equity returns — multiple expansion, cheap leverage, and rapid exits — have diminished, forcing sponsors to rely more heavily on operational value creation and disciplined underwriting. Higher-for-longer interest rates (even if easing) continue

Annual Report Dated March 31, 2026	1

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND MANAGER’S COMMENTARY March 31, 2026 (Continued)

to constrain leverage levels and compress private equity returns, particularly for deals underwritten at peak valuations during 2019 – 2021 vintages. At the same time, a large backlog of unsold portfolio companies and extended holding periods are creating pressure on private equity managers to exit investments and return capital, which is increasingly shaping buyout pacing and pricing dynamics.

Looking forward, buyout activity is expected to be driven by a combination of cyclical tailwinds and structural shifts. On the cyclical side, declining rates, improving IPO markets, and stronger corporate demand for acquisitions — particularly in sectors like technology and artificial intelligence (“AI”) infrastructure — should support transaction volumes, in our opinion. Structurally, the market is becoming more complex: continuation vehicles, manager-led secondaries, and minority or structured equity investments are playing a larger role in facilitating liquidity and capital deployment. At the same time, investor scrutiny around valuations and liquidity is rising, especially given concerns about opaque pricing in private markets and slower-than-expected distributions. Overall, while the near-term outlook for buyouts is cautiously positive with increasing deal flow, we believe returns are likely to be more dispersed and execution-dependent, favoring managers with strong operational capabilities and differentiated sourcing advantages.

The outlook for growth equity and venture capital entering 2026 is cautiously constructive, but notably more selective and structurally different from the 2020 – 2021 expansion cycle. After a sharp correction in valuations and funding volumes during 2022 – 2023, activity began to stabilize through 2025, supported by improving public market conditions and a partial reopening of IPO markets — particularly for high-quality, AI-driven businesses. While overall deal volumes are expected to hold steady or increase modestly, market participants anticipate smaller average deal sizes and continued pressure on late-stage valuations, reflecting lingering macro uncertainty and investor sensitivity to exit visibility.

A defining feature of the current environment is a pronounced shift toward capital efficiency, durability of growth, and fundamental business quality. Growth equity and venture investors are increasingly prioritizing companies with proven unit economics, clear paths to profitability, and defensible market positions, rather than underwriting aggressive “growth-at-all-costs” narratives. This has led to a widening dispersion between top-tier assets — particularly in sectors such as AI, data infrastructure, and mission-critical software — and the broader startup ecosystem, where fundraising remains challenging. In practical terms, this is driving longer fundraising cycles, more structured deal terms, and greater investor control, especially in later-stage rounds.

Looking ahead, the trajectory for growth equity and venture capital will depend heavily on exit market normalization and sustained public market receptivity to high-growth companies. While improving IPO conditions and strategic M&A demand provide a supportive backdrop, liquidity remains uneven, and holding periods are extending across both asset classes. At the same time, innovation cycles — particularly around AI — are catalyzing significant capital formation and creating new investment opportunities. Overall, the medium-term outlook is positive but increasingly bifurcated: we believe positive returns are likely to be concentrated among managers with strong sector expertise, disciplined entry pricing, and the ability to actively support portfolio companies through a more operationally intensive growth phase.

On behalf of the entire Primark team, I would like to thank you for your continued support and partnership.

Sincerely,

President and Trustee, Primark Meketa Private Equity Investments Fund

2	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND MANAGER’S COMMENTARY March 31, 2026 (Continued)

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

An investment in the Fund is subject to, among others, the following risks:

•        Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

•        The Fund is a “non-diversified” management investment company registered under the Investment Company Act of 1940.

•        Shares of the Fund are not listed on any securities exchange, and it is not anticipated that a secondary market for shares will develop.

•        Although the Fund will offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

•   Shares are speculative and involve a high degree of risk, including the risk associated with leverage.

Annual Report Dated March 31, 2026	3

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND PERFORMANCE GRAPH March 31, 2026

Comparison of the Change in Value of a $1,000,000 Investment in Primark Meketa Private Equity Investments Fund - Class I (since inception on 8/26/2020) versus the MSCI ACWI Index

Average Annual Total Returns (for the periods ended March 31, 2026)
	1 Year	5 Years	Since Inception (8/26/2020)
Primark Meketa Private Equity Investments Fund - Class I(a)	8.75%	6.68%	9.86%
MSCI ACWI Index(b)	20.01%	9.49%	11.40%

(a)   The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or proceeds from the repurchase of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived.

(b)   The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets countries and 24 Emerging Markets countries. With 2,515 constituents, as of March 31, 2026, the Index covers approximately 85% of the global investable equity opportunity set. Index returns, unlike Fund returns, do not reflect any fees or expenses.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when repurchased may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-877-792-0924, or visit www.primarkcapital.com. Please read the Fund’s Prospectus carefully before investing.

4	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND PORTFOLIO INFORMATION March 31, 2026

ASSET ALLOCATION (% of Net Assets)

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	5

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026
PRIVATE EQUITY INVESTMENTS — 87.9%	Shares	Value
PORTFOLIO COMPANIES — 82.7%
Accessibe Coinvest Aggregator, L.P.(a)(b)(c)	57,991	$6,323,674
AP Bold Co-Invest (Parallel), L.P.(a)(b)(c)(d)	—	8,425,247
Avance Tropical Co-Investors Parallel, LLC(a)(b)(c)	10,000	13,557,737
BlueVoyant, Inc. Preferred Series(b)(c)(e)	3,404,834	9,780,000
Circuit Clinical Solutions Preferred Series C Stock(b)(c)(e)	112,300	6,000,000
CMP Terrapin Partners I, L.P.(a)(b)(c)(d)	—	8,898,301
CMP Terrapin Partners II, L.P.(a)(b)(c)(d)	—	5,321,225
FS NU Investors, L.P. - Class A(b)(c)(e)	47,500	3,562,500
FS NU Investors, L.P. - Class C(b)(c)(e)	2,404	326,642
Greenbriar Coinvestment WPS, L.P.(a)(b)(c)(d)(f)	—	5,251,631
Greenbriar Coinvestment WSA, L.P.(a)(b)(c)(d)(f)	—	14,000,035
Hg Vibranium Co-Invest, L.P.(a)(b)(c)(d)	—	12,216,218
JMI Fire Aggregator, L.P.(a)(b)(c)(d)(f)	—	4,283,270
JMI Jump Aggregator, L.P.(a)(b)(c)(d)(f)	—	10,852,430
JMI Time Aggregator, L.P.(a)(b)(c)(d)(f)	—	6,472,661
KOLN Co-Invest Blocked, L.P. - Class A(b)(c)(e)	5,000	7,583,146
LIGHTSPEED SPV-A2, LLC(a)(b)(c)(d)	—	18,405,566
Linden Investments III, L.P.(a)(b)(c)(d)	—	16,498,925
NP/BF Holdings, L.P.(b)(c)(d)(e)	—	11,794,762
Onex ISO Co-Invest, L.P.(a)(b)(c)(d)	—	8,974,843
Partners Group Client Access 43, L.P. Inc.(a)(b)(c)(d)(f)	—	10,279,697
Partners Group Client Access 45, L.P. Inc.(a)(b)(c)(d)(f)	—	4,379,455
PRO Co-Invest Aggregator, (Parallel), L.P.(a)(b)(c)(d)	—	11,696,901
Project Arete(a)(b)(c)(d)	—	9,508,253
Project Backyard(b)(c)(e)	50,000	9,251,429
Project Radiant - Class A Units(b)(c)(e)	10,000	10,662,495
Project Warrior(a)(b)(c)(d)	—	9,678,357
RCP MB Investments B, L.P.(a)(b)(c)(d)	—	9,688,836
REP Maple Coinvest IV, L.P. - Class A Units(b)(c)(e)(f)	8,000,000	18,469,000
REP Patriot Coinvest IV-A, L.P. - Class A Units(b)(c)(e)(f)	2,550,000	1,092,000
SKCP VI Artemis Co-Invest, L.P.(a)(b)(c)(d)	—	12,089,304
Stellex Bolt Co-Invest, L.P.(a)(b)(c)(d)(g)	—	16,093,336
VEPF VIII Co-Invest 3-A, L.P.(a)(b)(c)(d)	—	8,880,118
		310,297,994
See accompanying notes to financial statements.
6	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
PRIVATE EQUITY INVESTMENTS — 87.9%	Shares	Value
PORTFOLIO FUNDS — 5.2%
Apax XI USD, L.P.(a)(b)(c)(d)	—	$1,821,457
Cordillera Investment Fund III-B, L.P.(a)(b)(c)(d)	—	1,282,031
PMOV Fund, L.P.(a)(b)(c)(d)(h)	—	9,781,667
Saturn Five Frontier I, LLC - Class A(a)(b)(c)(i)	5,000,000	6,664,511
		19,549,666

TOTAL PRIVATE EQUITY INVESTMENTS (Cost $253,315,874)		$329,847,660
MONEY MARKET SECURITIES — 16.3%	Shares	Value
Fidelity Investments Money Market Treasury Portfolio - Class I, 3.55%(g)(i)(j) (Cost $61,141,300)	61,141,300	$61,141,300

TOTAL INVESTMENTS AT VALUE — 104.2% (Cost $314,457,174)		$390,988,960

LIABILITIES IN EXCESS OF OTHER ASSETS — (4.2%)		(15,705,649)

NET ASSETS — 100.0%		$375,283,311

(a)   Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemption restrictions.

(b)   Restricted investments as to resale. The total value of these securities is $329,847,660, which represents 87.9% of total net assets of the Fund (See Note 2).

(c)   Non-income producing security.

(d)   Investment does not issue shares.

(e)   Level 3 securities fair valued using significant unobservable inputs. The total value of these securities is $78,521,974, which represents 20.9% of total net assets of the Fund (See Note 2).

(f)   All or a portion of the security is held through a wholly-owned Subsidiary, PMPEX Subsidiary Fund III, LLC (See Note 1).

(g)   All or a portion of the security is held through a wholly-owned Subsidiary, Primark Meketa Private Equity Investments Subsidiary II, LLC (See Note 1).

(h)   Affiliated investment for which ownership is 25% or more of the investment’s capital (See Note 5).

(i)   All or a portion of the security is held through a wholly-owned Subsidiary, Primark Meketa Private Equity Investments Subsidiary I, LLC (See Note 1).

(j)   The rate shown is the 7-day effective yield as of March 31, 2026.

LLC — Limited Liability Company.

L.P. — Limited Partnership.

SPV — Special Purpose Vehicle.

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	7

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND Consolidated Statement of Assets and Liabilities March 31, 2026
ASSETS
Investments in securities:
Affiliated investments at cost (Note 5)	$10,050,352
Unaffiliated investments at cost	304,406,822
Affiliated investments at value (Note 5)	$9,781,667
Unaffiliated investments at value	381,207,293
Foreign currency, at value (cost $15,064)	14,450
Receivable for capital shares sold	273,495
Receivable for investment securities sold	5,599,387
Dividends and interest receivable	169,657
Tax reclaims receivable	26,392
Prepaid revolving credit facility expense	322,317
Prepaid expenses	21,299
TOTAL ASSETS	397,415,957

LIABILITIES
Payable for capital shares redeemed	20,591,486
Current tax liability (Note 2)	133,315
Deferred tax liability	725,005
Payable to Adviser (Note 4)	199,769
Payable to administrator (Note 4)	65,657
Accrued shareholder servicing fees (Note 4)	32,401
Accrued professional fees	267,381
Other accrued expenses	117,632
TOTAL LIABILITIES	22,132,646
Contingencies and Commitments (Note 7)

NET ASSETS	$375,283,311

NET ASSETS CONSIST OF:
Paid-in capital	$303,681,922
Distributable earnings	71,601,389
NET ASSETS	$375,283,311

PRICING OF CLASS I SHARES
Net assets applicable to Class I Shares	$375,283,311
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	23,960,663
Net asset value, offering and redemption price per share(a) (Note 2)	$15.66

(a)     Early repurchase fee may apply to tender of shares held for less than one year (Note 8).

See accompanying notes to financial statements.
8	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND Consolidated STATEMENT OF OPERATIONS For the Year Ended March 31, 2026
INVESTMENT INCOME
Dividends from unaffiliated investments	$1,897,235
Foreign withholding taxes on dividends from unaffiliated investments (net of reclaims received)	(4,705)
TOTAL INVESTMENT INCOME	1,892,530

EXPENSES
Investment management fees (Note 4)	5,181,499
Legal fees	670,000
Shareholder servicing fees, Class I (Note 4)	345,430
Audit and tax services fees	316,030
Administration fees (Note 4)	255,131
Trustees’ fees (Note 4)	123,401
Certifying financial officer fees (Note 4)	96,667
Compliance fees (Note 4)	58,536
Transfer agent fees (Note 4)	55,795
Registration and filing fees	48,876
Custodian fees	47,703
Insurance expense	39,238
Valuation Fees	32,089
Revolving credit facility expense	29,846
Other expenses	142,450
TOTAL EXPENSES, BEFORE TAXES	7,442,691
Investment management fees waived by the Adviser (Note 4)	(445,495)
NET EXPENSES, BEFORE TAXES	6,997,196

NET INVESTMENT LOSS, BEFORE TAXES	(5,104,666)
Current tax (expense)/benefit	(437,173)
NET INVESTMENT LOSS, NET OF TAXES	(5,541,839)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains from unaffiliated investments	10,081,728
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	27,597,061
Affiliated investments	(393,656)
Foreign currency translation (Note 2)	2,138
Deferred tax (expense)/benefit	(725,005)
NET REALIZED AND UNREALIZED GAINS, NET OF TAXES	36,562,266

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,020,427
See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	9

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND Consolidated STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2026	Year Ended March 31, 2025*
FROM OPERATIONS
Net investment loss, net of income tax	$(5,541,839)	$(2,479,409)
Net realized gains, net of income tax	10,081,728	5,243,957
Net change in unrealized appreciation (depreciation), net of deferred tax expense	26,480,538	16,739,967
Net increase in net assets resulting from operations	31,020,427	19,504,515

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Class I	—	—

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares sold	103,225,737	113,542,855
Proceeds from early repurchase fees collected (Notes 2 and 8)	150,247	29,228
Payments for shares repurchased	(59,802,899)	(17,279,374)
Net increase in Class I net assets from capital share transactions	43,573,085	96,292,709

TOTAL INCREASE IN NET ASSETS	74,593,512	115,797,224

NET ASSETS
Beginning of year	300,689,799	184,892,575
End of year	$375,283,311	$300,689,799

CAPITAL SHARE ACTIVITY
Class I
Shares sold	7,072,369	8,206,741
Shares repurchased	(3,995,500)	(1,252,533)
Net increase in shares outstanding	3,076,869	6,954,208
Shares outstanding, beginning of year	20,883,794	13,929,586
Shares outstanding, end of year	23,960,663	20,883,794

*   Not consolidated for the year ended March 31, 2025.

See accompanying notes to financial statements.
10	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND Consolidated STATEMENT OF CASH FLOWS For the Year Ended March 31, 2026
Cash flows from operating activities
Net increase in net assets from operations	$31,020,427
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of unaffiliated investments	(113,654,453)
Purchases of affiliated investments	(103,876)
Proceeds from sale of short-term investments, net	422,204
Proceeds from sale of investments from unaffiliates	61,671,593
Net realized gain on unaffiliated investments	(10,081,728)
Net change in unrealized appreciation on unaffiliated investments	(27,597,061)
Net change in unrealized depreciation on affiliated investments	393,656
Net change in unrealized appreciation on foreign currency translation	(2,138)
Net change in deferred tax liability	725,005
(Increase)/Decrease in Assets:
Decrease in dividends and interest receivable	28,693
Increase in tax reclaims receivable	(1,661)
Increase in prepaid revolving credit facility expense	(322,317)
Decrease in prepaid expenses and other assets	11,165
Increase/(Decrease) in Liabilities:
Increase in current tax liability	133,315
Increase in payable to Adviser	7,196
Increase in payable to administrator	59,484
Increase in accrued shareholder servicing fees	7,711
Increase in accrued professional fees	163,954
Increase in other accrued expenses	28,220
Net cash used in operating activities	$(57,090,611)

Cash flows from financing activities
Proceeds from issuance of shares, net of change in receivable for capital shares sold	103,170,720
Proceeds from early repurchase fees collected	150,247
Payment for shares repurchased, net of change in payable for capital shares redeemed	(46,230,356)
Net cash provided by financing activities	$57,090,611
See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	11

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND Consolidated STATEMENT OF CASH FLOWS For the Year Ended March 31, 2026 (Continued)
Effect of foreign currency exchange rates on cash	$477

Net change in cash	477

Cash at beginning of year	—
Cash denominated in foreign currencies at beginning of year	13,973
Total cash at beginning of year	13,973

Cash at end of year	—
Cash denominated in foreign currencies at end of year	14,450
Total cash at end of year	$14,450

Supplemental disclosure of non-cash activity:
Reinvestment of distributions from underlying investments	$164,793
Reinvestment of Fund distributions to shareholders	$—
See accompanying notes to financial statements.
12	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND CLASS I SHARES Consolidated FINANCIAL HIGHLIGHTS**

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended March 31, 2026*	Year Ended March 31, 2025*	Year Ended March 31, 2024*	Year Ended March 31, 2023*	Year Ended March 31, 2022*
Net asset value at beginning of year	$14.40	$13.27	$11.40	$12.15	$12.23

Income (loss) from investment operations:
Net investment loss(a)(b)	(0.24)	(0.15)	(0.09)	(0.11)	(0.02)
Net realized and unrealized gains (losses) on investments	1.49	1.28	1.96	(0.56)	0.83
Total from investment operations	1.25	1.13	1.87	(0.67)	0.81

Less distributions from:
Net investment income	—	—	—	—	(0.90)
Net realized capital gains	—	—	—	(0.09)	(0.00	)(c)
Total from distributions	—	—	—	(0.09)	(0.90)

Proceeds from early repurchase fees collected (Notes 2 and 8)	0.01	0.00 (c)	0.00 (c)	0.01	0.01

Net asset value at end of year	$15.66	$14.40	$13.27	$11.40	$12.15

Total return(d)	8.75%	8.52%	16.40%	(5.40%)	6.33%

Net assets at end of year (000’s)	$375,283	$300,690	$184,893	$126,401	$91,890

Ratios/supplementary data:
Ratios of expenses to average net assets:(g)
Before fees waived and before tax expense(e)	2.15%	2.21%	2.13%	2.47%	2.77%
After fees waived and before tax expense(e)(f)	2.02%	2.00%	2.00%	2.00%	2.00%
After fees waived and after tax expense, including taxes from realized and unrealized investments(e)(f)	2.36%	2.00%	2.00%	2.00%	2.00%
Ratios of net investment loss to average net assets:
Before tax expense(a)(e)(f)	(1.47%)	(1.07%)	(0.74%)	(0.93%)	(0.15%)
After tax expense, including taxes from realized and unrealized investments(a)(e)(f)	(1.81%)	(1.07%)	(0.74%)	(0.93%)	(0.15%)
Portfolio turnover rate	18%	22%	17%	46%	12%

*     Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.
Annual Report Dated March 31, 2026	13

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND CLASS I SHARES Consolidated FINANCIAL HIGHLIGHTS** (Continued)

**   Consolidated for the year ended March 31, 2026 only.

(a)   Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investments of the Fund. The ratio of net investment income (loss) does not include the net investment income/loss of the investments of the Fund.

(b)   Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(c)    Amount rounds to less than $0.01 per share.

(d)   Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived and/or reimbursed by the Adviser (Note 4).

(e)   The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments of the Fund, including management and performance fees. As of March 31, 2026 the Fund’s underlying investments included a range of management and/or administrative fees from 0.0% to 2.00% (unaudited) and performance fees from 0.0% to 20% (unaudited).

(f)    Ratio was determined after management fees waived and expense reimbursements (Note 4).

(g)   All expense ratios include interest expense. If interest expense had been excluded, the expense ratios would have decreased by 0.01% for the year ended March 31, 2026.

See accompanying notes to financial statements.
14	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026

1. Organization

Primark Meketa Private Equity Investments Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity investments, including: (i) investments in the equity of private operating companies (“Portfolio Companies”); (ii) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers; and (iii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, business development companies, special purpose acquisition companies, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies (together with Portfolio Companies and Portfolio Funds, “Private Equity Investments”). The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles. The Fund commenced operations on August 26, 2020.

The Fund currently offers one class of shares: Class I Shares which are sold without any sales loads, but are subject to shareholder servicing fees of up to 0.10% of the average daily net assets of Class I Shares and subject to a $1,000,000 initial investment minimum. As of March 31, 2026, Class II Shares (to be sold without any sales loads, but subject to distribution and/or shareholder servicing fees of up to 0.25% of the average daily net assets of Class II Shares and subject to a $50,000 initial investment minimum) are not currently offered. When all classes are offered, each class of shares will have identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

Consolidation of Subsidiaries – The Fund makes investments directly and through wholly-owned and controlled subsidiaries. Subsidiaries will not be registered under the 1940 Act. As of March 31, 2026, there were three wholly-owned subsidiaries. Primark Meketa Private Equity Investments Subsidiary Fund I, LLC (“Subsidiary I”), Primark Meketa Private Equity Investments Subsidiary II, LLC (“Subsidiary II”), and PMPEX Subsidiary Fund III, LLC (“Subsidiary III”, or collectively as “Subsidiaries”) each formed as a Delaware limited liability company, on March 31, 2025, May 15, 2025, and September 5, 2025, respectively.

These consolidated financial statements include the financial position and the results of operations of the Fund, Subsidiary I, Subsidiary II, and Subsidiary III. All inter-company accounts and transactions have been eliminated in consolidation for the Fund, and as of March 31, 2026, the net assets of Subsidiary I, Subsidiary II, and Subsidiary III were $7,895,813, $15,947,030, and $37,478,729, respectively, which is 2.10%, 4.25%, and 9.99% of the Fund’s net assets, respectively.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates – The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statement. Actual results could differ from those estimates.

Annual Report Dated March 31, 2026	15

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Cash and Cash Equivalents – Idle cash may be swept into various short-term investments, including money market funds or interest bearing overnight demand deposit accounts, in amounts which may exceed insured limits. Amounts swept overnight are available on the next business day.

Valuation of Securities – The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Determination Date”). In determining the NAV of each class of shares, the Fund values its investments as of the relevant Determination Date. The net assets of each class of the Fund equals the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 8.

The valuation of the Fund’s investments is performed in accordance with the Valuation and Pricing Policies (“Valuation Policies”) adopted by the Trustees of the Fund (the “Board”), and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Shares of mutual funds, including money market funds, are valued at their reported NAV. Debt instruments for which market quotations are readily available are typically valued based on such market quotations. When a market quotation for a portfolio security is not readily available or is deemed unreliable and for the purpose of determining the value of the other Fund assets, the asset is priced at its fair value.

The Board has designated Primark Advisors LLC (the “Adviser” or “Valuation Designee”) the investment adviser to the Fund, as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Policies. In furtherance of its duties as Valuation Designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee has engaged a third-party valuation consultant to provide independent valuations on certain of the Fund’s Private Equity investments.

In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Fund’s investments in Portfolio Companies may be made directly with the Portfolio Company or through a special purpose vehicle (“SPV”). Portfolio Companies may be valued at acquisition cost or based on recent transactions. If the Portfolio Company investment is made through an SPV, it will generally be valued based on the latest NAV reported by the SPV. These Portfolio Companies are monitored for any independent audits or impairments reported on the potential value of the investment in accordance with the Valuation Policies.

The Fund’s investments in certain Portfolio Companies and Portfolio Funds, which may include debt and equity securities, that are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

16	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Primary and secondary investments in Portfolio Funds are generally valued at acquisition cost initially until the Portfolio Fund Manager reports an updated net asset value or until the Fund receives additional information and is further adjusted as follows. The Valuation Committee will consider any cash flows since the reference date of the last net asset value reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last net asset value reported by the Portfolio Fund Manager. With respect to purchases or sales of secondary investments in Portfolio Funds, the latest net asset value reported by the Portfolio Fund Manager may be further adjusted if the Valuation Committee determines that the price paid or received is representative of a transaction between willing parties at the time of the purchase or sale.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee may consider relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 – quoted prices in active markets for identical assets

•        Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Annual Report Dated March 31, 2026	17

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of March 31, 2026:

		Fair Value Measurements at the End of the Reporting Period Using
Investments in Securities	Practical Expedient*	Level 1	Level 2	Level 3	Total
Private Equity Investments**	$251,325,686	$—	$—	$78,521,974	$329,847,660
Money Market Securities	—	61,141,300	—	—	61,141,300
Total	$251,325,686	$61,141,300	$—	$78,521,974	$390,988,960

*    Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

**  All sub-categories within the security type represent their respective evaluation status. For a detailed breakout please refer to the Consolidated Schedule of Investments.

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Private Equity Investments(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Accessibe Coinvest Aggregator, L.P.	Technology	$6,323,674	$—	Subject to General Partner consent	Not Applicable
AP Bold Co-Invest (Parallel), L.P.	Oil & Gas Services	8,425,247	102,000	Subject to General Partner consent	Not Applicable
Apax XI USD, L.P.	Global private equity investments	1,821,457	3,361,554	Subject to General Partner consent	Not Applicable
Avance Tropical Co-Investors Parallel, LLC	Commodities	13,557,737	—	Subject to General Partner consent	Not Applicable
CMP Terrapin Partners I, L.P.	Information technology services	8,898,301	98,262	Subject to General Partner consent	Not Applicable
CMP Terrapin Partners II, L.P.	Information technology services	5,321,225	68,030	Subject to General Partner consent	Not Applicable
Cordillera Investment Fund III-B, L.P.	Niche non-correlated	1,282,031	287,155	Subject to General Partner consent	Not Applicable
Greenbriar Coinvestment WPS, L.P.	Aerospace components	5,251,631	1,250,000	Subject to General Partner consent	Not Applicable
18	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Equity Investments(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Greenbriar Coinvestment WSA, L.P.	Aviation Maintenance, Repair & Overhaul (MRO) Services	$14,000,035	$1,400,000	Subject to General Partner consent	Not Applicable
Hg Vibranium Co-Invest, L.P.	Enterprise resource planning and technology	12,216,218	—	Subject to General Partner consent	Not Applicable
JMI Fire Aggregator, L.P.	Technology platform	4,283,270	—	Subject to General Partner consent	Not Applicable
JMI Jump Aggregator, L.P.	Healthcare	10,852,430	—	Subject to General Partner consent	Not Applicable
JMI Time Aggregator, L.P.	Healthcare	6,472,661	—	Subject to General Partner consent	Not Applicable
LIGHTSPEED SPV-A2, LLC	Software	18,405,566	—	Subject to General Partner consent	Not Applicable
Linden Investments III, L.P.	Healthcare	16,498,925	1,500,000	Subject to General Partner consent	Not Applicable
Onex ISO Co-Invest, L.P.	Financial services	8,974,843	—	Subject to General Partner consent	Not Applicable
Partners Group Client Access 43, L.P. Inc.	Financial services	10,279,697	1,886,513	Subject to General Partner consent	Not Applicable
Partners Group Client Access 45, L.P. Inc.	Watchmaking industry	4,379,455	—	Subject to General Partner consent	Not Applicable
PRO Co-Invest Aggregator, (Parallel), L.P.	Software	11,696,901	2,733,512	Subject to General Partner consent	Not Applicable
PMOV Fund, L.P.	Global private markets	9,781,667	—	Subject to General Partner consent	Not Applicable
Project Arete	Financial services	9,508,253	1,595,805	Subject to General Partner consent	Not Applicable
Annual Report Dated March 31, 2026	19

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Equity Investments(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Project Warrior	Cloud-based software collaborative work management platform	$9,678,357	$—	Subject to General Partner consent	Not Applicable
RCP MB Investments B, L.P.	Payment processing software and technology	9,688,836	—	Subject to General Partner consent	Not Applicable
Saturn Five Frontier I, LLC – Class A	Small buy out	6,664,511	—	Subject to General Partner consent	Not Applicable
SKCP VI Artemis Co-Invest, L.P.	Generic pharmaceutical products	12,089,304	—	Subject to General Partner consent	Not Applicable
Stellex Bolt Co-Invest, L.P.	Contracting Services	16,093,336	—	Subject to General Partner consent	Not Applicable
VEPF VIII Co-Invest 3-A, L.P.	Software services	8,880,118	—	Subject to General Partner consent	Not Applicable
		$251,325,686	$14,282,831

(a)     Refer to the Consolidated Schedule of Investments for classifications of individual securities.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of March 31, 2026:

	Beginning balance April 1, 2025	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Contributions	Sales or Distributions	Net realized gain (loss)	Change in net unrealized Appreciation (Depreciation)	Ending Balance March 31, 2026
Portfolio Companies	$48,660,539	$—	$—	$21,736,181	$—	$—	$8,125,254	$78,521,974

There were no transfers into or out of any levels during the year ended March 31, 2026.

20	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Level 3 Investments(a)	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs/ Average	Impact to Valuation from an Increase in Input
BlueVoyant, Inc. Preferred Series	$9,780,000	Market Approach	Revenue Multiples	1.65x - 12.68x/5.42x	Increase
Circuit Clinical Solutions Preferred Series C Stock	6,000,000	Market Approach	Revenue Multiples	1.41x - 5.19x/3.09x	Increase
FS NU Investors, L.P. – Class A(b)	3,562,500	Market & Income Approach	EBITDA Multiples and WACC	9.00x - 34.70x/17.00x	Increase/Decrease
FS NU Investors, L.P. – Class C(b)	326,642	Market & Income Approach	EBITDA Multiples and WACC	9.00x - 34.70x/17.00x	Increase/Decrease
KOLN Co-Invest Blocked, L.P. – Class A	7,583,146	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
NP/BF Holdings, L.P.	11,794,762	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Project Backyard	9,251,429	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Project Radiant – Class A Units	10,662,495	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
REP Maple Coinvest IV, L.P. – Class A Units	18,469,000	Market Approach	EBITDA Multiples	5.30x - 11.00x/7.80x	Increase
REP Patriot Coinvest IV-A, L.P. – Class A Units	1,092,000	Market Approach	EBITDA Multiples	6.40x - 9.50x/8.00x	Increase
	$78,521,974

(a)     Refer to Consolidated Schedule of Investments for classifications of individual securities.

(b)     Weighted allocations of EBITDA Multiples and WACC were 50% and 50%, respectively.

Restricted Securities – Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Valuation Policies. Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

Annual Report Dated March 31, 2026	21

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Additional information on each restricted investment held by the Fund on March 31, 2026 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Portfolio Companies
Accessibe Coinvest Aggregator, L.P.	5/10/2024	$5,071,338	$6,323,674	1.7%
AP Bold Co-Invest (Parallel), L.P.	6/27/2025	7,276,565	8,425,247	2.2%
Avance Tropical Co-Investors Parallel, LLC	12/9/2024	10,262,591	13,557,737	3.6%
BlueVoyant, Inc. Preferred Series	12/23/2021	8,000,000	9,780,000	2.6%
Circuit Clinical Solutions Preferred Series C Stock	1/13/2022	6,000,000	6,000,000	1.6%
CMP Terrapin Partners I, L.P.	1/23/2024	7,944,592	8,898,301	2.4%
CMP Terrapin Partners II, L.P.	6/21/2024	4,708,920	5,321,225	1.4%
FS NU Investors, L.P. – Class A	8/11/2022	4,828,057	3,562,500	0.9%
FS NU Investors, L.P. – Class C	8/9/2024	264,308	326,642	0.1%
Greenbriar Coinvestment WPS, L.P.	2/13/2023	3,836,768	5,251,631	1.4%
Greenbriar Coinvestment WSA, L.P.	5/23/2025	14,080,309	14,000,035	3.7%
Hg Vibranium Co-Invest, L.P.	6/29/2022	7,275,288	12,216,218	3.3%
JMI Fire Aggregator, L.P.	8/5/2024	5,058,711	4,283,270	1.2%
JMI Jump Aggregator, L.P.	4/17/2025	10,120,611	10,852,430	2.9%
JMI Time Aggregator, L.P.	12/5/2022	5,033,995	6,472,661	1.7%
KOLN Co-Invest Blocked, L.P. – Class A	3/29/2023	5,040,615	7,583,146	2.0%
LIGHTSPEED SPV-A2, LLC	8/14/2025	10,111,544	18,405,566	4.9%
Linden Investments III, L.P.	7/17/2025	15,105,401	16,498,925	4.4%
NP/BF Holdings, L.P.	5/23/2025	11,558,406	11,794,762	3.1%
Onex ISO Co-Invest, L.P.	10/29/2021	5,000,000	8,974,843	2.4%
Partners Group Client Access 43, L.P. Inc.	11/16/2022	6,186,946	10,279,697	2.7%
Partners Group Client Access 45, L.P. Inc.	4/21/2023	5,636,050	4,379,455	1.2%
PRO Co-Invest Aggregator, (Parallel), L.P.	8/14/2025	12,328,741	11,696,901	3.1%
Project Arete	5/3/2024	5,116,369	9,508,253	2.5%
Project Backyard	5/1/2023	5,030,923	9,251,429	2.5%
Project Radiant – Class A Units	7/2/2025	10,177,775	10,662,495	2.9%
Project Warrior	8/18/2023	4,264,484	9,678,357	2.6%
RCP MB Investments B, L.P.	7/11/2022	8,249,856	9,688,836	2.6%
REP Maple Coinvest IV, L.P. – Class A Units	5/28/2024	8,084,445	18,469,000	4.9%
REP Patriot Coinvest IV-A, L.P. – Class A Units	1/27/2023	2,601,457	1,092,000	0.3%
SKCP VI Artemis Co-Invest, L.P.	3/24/2023	—	12,089,304	3.2%
Stellex Bolt Co-Invest, L.P.	5/22/2025	13,419,642	16,093,336	4.3%
VEPF VIII Co-Invest 3-A, L.P.	9/25/2023	7,469,850	8,880,118	2.4%

Portfolio Funds
Apax XI USD, L.P.	1/5/2024	1,638,446	1,821,457	0.5%
Cordillera Investment Fund III-B, L.P.	5/3/2022	1,225,640	1,282,031	0.3%
PMOV Fund, L.P.	12/31/2024	10,050,353	9,781,667	2.6%
Saturn Five Frontier I, LLC – Class A	12/15/2021	5,256,878	6,664,511	1.8%
		$253,315,874	$329,847,660	87.9%
22	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Foreign Currency Translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.  The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.  Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.  The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Where available, the Fund may file for claims on foreign taxes withheld. Tax reclaims receivable, if any, are recorded based upon the Fund’s interpretation of country specific taxation of accrued income and interest income, which may be subject to change due to changes in country-specific tax regulations regarding amounts reclaimable or the Fund’s interpretation of country-specific taxation of dividend income and related amounts reclaimable.

Investment Income and Return of Capital – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

Investment Transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders – The Fund intends to make distributions necessary to qualify to be taxed as a RIC and, once qualified, maintain its qualification for taxation as a RIC. Distributions to shareholders arising from net investment income and net realized capital gains, if any, are expected to be declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Board may authorize distributions in shares or in excess of those required for the Fund to qualify or maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date. Until such time as the Fund meets the requirements to qualify as a RIC, or if the Fund fails to qualify as a RIC in any taxable year, it will be taxed

Annual Report Dated March 31, 2026	23

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

as an ordinary corporation on its taxable income (even if such income is distributed to its shareholders) and all distributions out of earnings and profits will generally be taxed to certain non-corporate U.S. shareholders (including individuals) as “qualified dividend income” eligible for reduced maximum tax rates.

Federal Income Taxes – It is the Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC”). As provided therein, in any tax year in which a Fund generates 90% of its gross income from qualifying sources under Section 851(b)(2) of the Internal Revenue Code, a Fund’s portfolio holds at least 50% of its assets in qualifying assets at the end of each quarter, and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.

The Fund did not qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code for the tax years ended September 30, 2024 and September 30, 2025 because it did not generate at least 90% of its gross income from qualifying sources. As a result, the Fund was treated as a regular C corporation for federal income tax purposes and as such was obligated to pay federal, state and local income tax on taxable income for the tax years ended September 30, 2024 and September 30, 2025. In order to qualify as a RIC in future years, the Fund has moved certain assets into Subsidiary I and sold some investments that did not generate qualifying income. The Fund has determined at March 31, 2026 that based on evidence available at the time, the Fund has met the “more likely than not” evaluation criterion provided by FASB ASC Topic 740, Income Taxes (“ASC 740”), to qualify as a RIC for tax year ending September 30, 2026. Therefore, the Fund is not required to recognize a deferred tax liability under ASC 740 on the appreciation of its assets, consistent with the expectation to make a RIC election for September 30, 2026.

ASC 740 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination by a taxing authority. A tax position that meets the “more likely than not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Consolidated Statement of Operations.

ASC 740 requires management of the Fund to analyze all open tax years for all major jurisdictions that may be subject to examination by a tax authority. The open tax years include the current year plus the prior three tax years, or all years if the Fund has been in existence for less than three years. As of and during the year ended March 31, 2026, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund incurred federal income tax expense of $240,492 and state income tax of $60,765 during the year ended September 30, 2025. The Fund intends to qualify as a RIC during the year ending September 30, 2026 and is not estimated to pay any income taxes.

The difference between the federal income tax cost of portfolio investments and the consolidated financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and U.S. GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as Private Equity Investments.

24	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

As of March 31, 2026, the Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of investments*	$320,722,768
Gross unrealized appreciation*	93,763,552
Gross unrealized depreciation	(23,497,360)
Net unrealized appreciation	$70,266,192
Net unrealized depreciation on foreign currency translation	$(138)

*  Included affiliated securities cost $10,050,352 and gross unrealized depreciation $(268,685).

Domestic Blocker Income Tax — Subsidiary I and Subsidiary II are wholly-owned subsidiaries of the Fund and are domestic limited liability companies that have elected to be treated as C Corporations for federal income tax purposes and as such are obligated to pay federal and state income tax on their taxable income. State tax returns are filed in various states in which an economic presence exists. Income taxes are charged based on apportioned income for each state.

The amount of taxes paid by Subsidiary I and Subsidiary II will vary depending on the amount of capital appreciation of its investments and such taxes will indirectly reduce a Fund shareholder’s return from an investment in the Fund. Since Subsidiary I and Subsidiary II will be subject to taxation on the capital appreciation of their investments, the NAV of the Fund’s shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance will be impacted.

Subsidiary I and Subsidiary II accrue deferred income taxes for any future liability associated with capital appreciation of their investments. Upon the sale of an investment, Subsidiary I and Subsidiary II may be liable for previously deferred taxes. Subsidiary I and Subsidiary II will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Fund may modify the estimates or assumptions related to the deferred tax liability of Subsidiary I and Subsidiary II as new information becomes available. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Components of Subsidiary I and Subsidiary II deferred tax asset and liability are as follows:

As of March 31, 2026
Deferred tax asset:
Unrealized loss on investment securities	$—
Deferred tax liability:
Unrealized gain on investment securities	(725,005)
Net deferred tax asset/(liability)	$(725,005)
Annual Report Dated March 31, 2026	25

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The Subsidiary I and Subsidiary II income tax expense/(benefit) consists of the following:

	Year Ended March 31, 2026
	Current	Deferred	Total
Federal	$111,687	$691,728	$803,415
State	21,628	33,277	54,905
Total Tax Expense	$133,315	$725,005	$858,320

The total income tax expense/(benefit) during the year ended March 31, 2026 related to Subsidiary I and Subsidiary II, differs from the amount computed by applying the Federal statutory tax rate of 21% and the estimated tax rate of 1.16% for state and local tax, net of federal tax benefit, for the Fund to net investment income/loss and realized and unrealized gain/loss is as follows:

Income tax expense	$794,133	21.00%
State income taxes (net of federal benefit)	43,742	1.16%
Permanent differences (net)	20,445	0.54%
Net income tax expense/(benefit)	$858,320	22.70%

Subsidiary III is a disregarded entity for income tax purposes.

Accounting Pronouncement – In December 2023, the FASB issued Accounting Standards Update 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures (“ASU 2023-09”), which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund adopted ASU 2023-09 during the period ending March 31, 2026. The adoption affected disclosures only and did not have a material impact on the Fund’s accounting policies, financial position, or results of operations.

Segment Reporting – The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

3. Investment Transactions

During the year ended March 31, 2026, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $113,784,937 and $54,300,399, respectively.

4. Investment Management and Other Agreements

Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may, but is not obligated to, waive up to 0.50% of the Management Fee on cash and cash equivalents held in the Fund from time to time.

26	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), Meketa Investment Group, Inc. (the “Sub-Adviser”), serves as the Fund’s sub-adviser and provides the day-to-day portfolio management of those assets of the Fund allocated to it by the Adviser. As compensation under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee of 0.40% of the average daily net assets of the Fund in excess of $75 million, which is calculated and paid monthly.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, Subsidiary I, Subsidiary II, and Subsidiary III, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Fund Subsidiaries), to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate of 2.00% and 2.15% of the average daily net assets of Class I and Class II shares of the Fund (the “Expense Cap”), respectively. Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, expenses, fees and expenses billed directly to any Subsidiary by any accounting firm for auditing, tax and other professional services provided to such Subsidiary, and fees and expenses billed directly to any Subsidiary for custody and fund administration services provided to such Subsidiary, litigation and indemnification expenses, judgments, and extraordinary expenses, in each case, unless otherwise noted above, incurred by the Fund or any Fund Subsidiary. Pursuant to the agreement, fees totaling $445,495 were waived by the Adviser during the year ended March 31, 2026.

If the Adviser waives its Management Fee and/or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement is in effect through July 31, 2027, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days’ prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than 10 days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2026, the Adviser may seek repayment of investment management fees and expense reimbursements in the following amounts no later than the dates Indicated below:

March 31, 2027	$211,590
March 31, 2028	484,166
March 31, 2029	445,495
$1,141,251

Employees of PINE Advisors, LLC (“PINE”) serve as the Fund’s Chief Compliance Officer, Principal Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended March 31, 2026 are disclosed in the Consolidated Statement of Operations as Compliance fees and Certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

Annual Report Dated March 31, 2026	27

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Pursuant to a Distribution Agreement, the Fund continuously offers the Class I shares at their NAV per share through Foreside Financial Services, LLC, the principal underwriter and distributor of the shares (the “Distributor”). Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries to assist in the distribution of the shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

The Fund operates a Shareholder Servicing Plan (the “Plan”) with respect to Class I Shares. The Shareholder Servicing Plan will allow the Fund to pay shareholder servicing fees in respect of shareholders holding Class I Shares. Under the Plan, the Fund will be permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the aggregate average daily net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). Class II Shares are not subject to the Shareholder Servicing Fee. Shareholder Servicing Fees incurred during the year ended March 31, 2026, are disclosed on the Consolidated Statement of Operations.

The Fund has adopted a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Distributor or other qualified recipient up to 0.25% on an annualized basis of the average daily net assets of the Fund attributable to Class II Shares (the “Distribution and Service Fee”). Class I Shares are not subject to the Distribution and Service Fee. Class II Shares are not currently offered. Accordingly, for the year ended March 31, 2026, there were no distribution and service fees incurred by the Fund.

The Fund is part of a Fund Complex (“Fund Complex”) which also includes the Meketa Infrastructure Fund. In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $40,000, paid quarterly. In addition, effective January 1, 2026, the Fund Complex pays the Chair of the Board of Trustees an annual retainer of $15,000 and the Chair of the Audit Committee an annual retainer of $10,000. The retainers paid by the Fund Complex are allocated evenly across the funds within the Fund Complex on a per fund basis. Trustees are also reimbursed for travel-related and authorized business expenses. Trustees that are interested persons, and are affiliated with the Adviser, will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Certain officers and Trustees of the Fund are also officers of the Adviser.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, the following shareholders of record owned more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Charles Schwab & Co (for the benefit of its customers)	52%
National Financial Services, LLC (for the benefit of its customers)	43%
28	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

5. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects the entities that are affiliates as of March 31, 2026:

Controlled Affiliates	Beginning Fair Value March 31, 2025	Purchases or Contributions	Sales or Distributions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Ending Fair Value March 31, 2026	Investment Income
PMOV Fund, L.P.(a)	$10,071,448	$103,875	$—	$(393,656)	$—	$9,781,667	$—

(a)    The Fund is the sole member of the general partner of PMOV Fund, L.P. (“PMOV”), and the Fund holds limited partnership interests in excess of 25% of PMOV’s capital. However, the Fund has limited rights in its general partner capacity and has no investment authority with respect to PMOV’s underlying investments.

6. Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as: earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange,

Annual Report Dated March 31, 2026	29

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having future information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, may be suspended, postponed or terminated by the Board under certain limited circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund.

Reliance on the Adviser/Sub-Adviser, as applicable. The Adviser/Sub-Adviser, as applicable, has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Private Equity Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Adviser/Sub-Adviser, as applicable, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Adviser/Sub-Adviser, as applicable.

Reliance on Key Personnel. The Fund depends on the investment expertise, skill and network of business contacts of the Adviser/Sub-Adviser, as applicable. The Adviser/Sub-Adviser, as applicable, will evaluate, negotiate, structure, execute and monitor Private Equity Investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser/Sub-Adviser, as applicable, and its investment management team. The departure of certain key personnel of the Adviser/Sub-Adviser, as applicable, could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s/Sub-Adviser’s, as applicable, ability to identify, analyze, invest in, finance and monitor Portfolio Funds and portfolio companies that meet the Fund’s investment criteria. The Adviser’s/Sub-Adviser’s, as applicable, capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser/Sub-Adviser, as applicable, may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser/Sub-Adviser, as applicable, may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser/Sub-Adviser, as applicable, depends on its relationships with private equity sponsors, investment banks and commercial banks, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser/Sub-Adviser, as applicable, fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment

30	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

portfolio. In addition, individuals with whom the Adviser/Sub-Adviser, as applicable, has relationships are not obligated to provide the Fund or the Adviser/Sub-Adviser, as applicable, with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Additionally, to the extent the Fund invests in Portfolio Funds, the Fund will be exposed to these risks with respect to the portfolio managers of such Portfolio Funds. The Fund’s performance depends on the adherence by such Portfolio Fund Managers to their selected strategies, the instruments used by such Portfolio Fund Managers, the Adviser’s/Sub-Adviser’s, as applicable, ability to select Portfolio Fund Managers and strategies and effectively allocate the Fund’s assets among them. The Portfolio Fund Managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Focused Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed by the Adviser/Sub-Adviser, as applicable, as to the amount of Fund assets that may be invested in (i) any one geography, (ii) any one Fund Investment, (iii) in a Private Equity Investment managed by a particular general partner or its affiliates, (iv) indirectly in any single industry or (v) in any issuer. In addition, a Portfolio Company’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the investment portfolio may at times be significantly concentrated, both as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Limited Operating History of Private Equity Investments. Private Equity Investments may have limited operating histories and the information the Fund is able to obtain about such investments may be limited. As such, the ability of the Adviser/Sub-Adviser, as applicable, to evaluate past performance or to validate the investment strategies of such Private Equity Investments is limited. Moreover, even to the extent a Private Equity Investment has a longer operating history, the past investment performance of any of the Private Equity Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser/Sub-Adviser, as applicable, relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Private Equity Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Private Equity Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the portfolio manager(s) (“Portfolio Fund Managers”) of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time

Annual Report Dated March 31, 2026	31

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Valuation of the Fund’s interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Private Equity Investments pursuant to procedures adopted by the Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Private Equity Investments, as the value of the Private Equity Investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser/Sub-Adviser, as applicable, elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s/Sub-Adviser’s, as applicable, or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Valuations of Portfolio Funds valuations subject to adjustment. The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its daily net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund.

Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

32	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

•        changes in regulatory policies or tax guidelines;

•        changes in earnings or variations in operating results;

•        changes in the value of the Private Equity Investments;

•        changes in accounting guidelines governing valuation of the Private Equity Investments;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•        departure of the Adviser or certain of its respective key personnel;

•        general economic trends and other external factors; and

•        loss of a major funding source.

Valuation of Private Equity Investments Uncertain. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund invest. Rather, many of the Private Equity Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Valuation Designee values such securities at fair value as determined in good faith in accordance with the Valuation Policies that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed.

Liquidity Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser/Sub-Adviser, as applicable, would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser/Sub-Adviser, as applicable, seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the Securities and Exchange Commission’s (the “SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Publicly Traded Private Equity Risk. Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Annual Report Dated March 31, 2026	33

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Publicly traded private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments. Publicly traded private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Foreign Investments and Emerging Markets Risk. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, a Portfolio Fund and/or a Portfolio Company may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or Portfolio Company may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s net asset value at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or Portfolio Company will satisfy applicable foreign reporting requirements at all times.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Failure to qualify as a RIC or satisfy distribution requirement. To qualify for and maintain RIC qualification under Subchapter M of the Internal Revenue Code, the Fund must meet certain annual distribution, source-of-income and asset diversification requirements. (See Note 2) If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount

34	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

of income available for distribution and the amount of the Fund’s distributions. The Fund did not qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code for the tax years ended September 30, 2024 and September 30, 2025 because it did not generate 90% of its gross income from qualifying sources. The Fund is expected to re-qualify as a RIC for the tax year ending September 30, 2026.

7. Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2026, the Fund had unfunded commitments in the amount of $15,809,220. At March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments as of March 31, 2026 are as follows:

Private Equity Investment	Fair Value	Unfunded Commitment
REP Maple Coinvest IV, L.P.	$18,469,000	$888,889
REP Patriot Coinvest IV-A, L.P.	1,092,000	637,500
Investments valued at NAV as a practical expedient(a)	251,325,686	14,282,831
	$270,886,686	$15,809,220

(a)   See Note 2 for investments valued at NAV as a practical expedient.

8. Capital Stock

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at the applicable NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board for each quarterly repurchase offer, the Fund currently expects to offer to repurchase up to 5% of the Fund’s outstanding shares at the applicable NAV per share. There is no guarantee that a shareholder will be able to sell all of the shares that the investor desires to sell in the repurchase offer. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer).

Annual Report Dated March 31, 2026	35

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

During the year ended March 31, 2026, the Fund completed four quarterly repurchase offers. The results of the completed repurchase offers were as follows:

Commencement Date	May 23, 2025	August 19, 2025	November 21, 2025	February 20, 2026
Repurchase Request Deadline	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Repurchase Pricing Date	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Repurchase Pricing Date Net Asset Value	$14.49	$14.73	$14.90	$15.44
Value of Shares repurchased	$10,666,370	$13,029,490	$15,459,141	$20,647,898
Shares repurchased	736,119	884,555	1,037,527	1,337,299
% of Shares Accepted by the Fund for Repurchase	3.1%	3.5%	4.0%	5.0%

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the years ended March 31, 2026 and 2025 proceeds from early repurchase fees charged by the Fund totaled $150,247 and $29,228 respectively.

9. Subsequent Events

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the consolidated financial statements except for the following:

On April 20, 2026, Primark Meketa Private Equity Investments Subsidiary III, LLC, as borrower and the Fund and Primark Meketa Private Equity Investments Subsidiary I, LLC, as guarantor entered into a revolving credit agreement (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (the “Lender”). The Credit Facility currently permits borrowings up to $60 million. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs. The Adviser also intends to use the Credit Facility as part of its leveraging strategy that seeks to enhance the Fund’s returns. Interest is payable on the amounts borrowed under the credit facility at a benchmark rate or the federal funds rate, plus a facility fee on unused commitments. The Lender must provide notice to the Fund prior to terminating the Credit Facility. In the future, the Credit Facility may be replaced or refinanced by one or more credit facilities having substantially different terms or by the use of other forms of leverage. As of May 28, 2026 there were no borrowings on the Credit Facility.

36	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Primark Meketa Private Equity Investments Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Primark Meketa Private Equity Investments Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations, changes in net assets and cash flows and financial highlights for the year then ended, the statement of changes in net assets for the year ended March 31, 2025, and the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, counterparties, and underlying fund administrators or managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 29, 2026

Annual Report Dated March 31, 2026	37

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND OTHER INFORMATION

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-792-0924, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-792-0924, or on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-877-792-0924. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.primarkcapital.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at P.O. Box 541150, Omaha, NE 68154-9150 or 1-877-792-0924.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

38	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND TRUSTEES AND OFFICERS (Unaudited)

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Fund and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Each Trustee’s and officer’s address 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Brien Biondi (1962)	Trustee	Since 2020	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016-2025); Chief Executive Officer and Founder, The Biondi Group (2011-Present)	2	Trustee, Forum Real Estate Income Fund and Forum Multifamily Real Estate Investment Trust; Member of the Board, Campden Wealth, North America & The Institute for Private Investors
Clifford J. Jack (1963)	Trustee	Since 2020	President and CEO of Augustar Retirement (2023-Present); Board of Advisors, National Financial Realty (2015-2023)	2	None
Sean Kearns (1970)	Trustee	Since 2020	Principal, Vicarage Associates LLC (2019-Present)	2	None

(1)   Under the Fund’s Declaration of Trust, a Trustee serves until his or her retirement, resignation, or replacement.

(2)   For the purposes of this table, “Fund Complex” includes Meketa Infrastructure Fund and Primark Meketa Private Equity Investments Fund.

Annual Report Dated March 31, 2026	39

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND TRUSTEES AND OFFICERS (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Interested Trustee and Officers
Michael Bell (1962)	Trustee, President and Principal Executive Officer	Since 2020	CEO, Meketa Capital LLC (2023-Present) CEO, Primark Advisors LLC (2020-Present); Managing Director, Forum Investment Group (2022-2023); Trustee, Forum Real Estate Income Fund (2021-2022)
Jesse D. Hallee (1976)	Secretary	Since 2020	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022-Present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019-2022)
Brian T. MacKenzie (1980)	Chief Compliance Officer and AML Compliance Officer	Since 2022	Director, PINE Advisor Solutions (2022 to present); Head of Portfolio Surveillance and Reporting, Janus Henderson Investors (2018-2022)
Marcie McVeigh (1979)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2025	Managing Director, Head of PFO Services, PINE Advisor Solutions (2020 – Present)
Jerica Newbill (1985)	Assistant Treasurer	Since 2025	Director, PINE Advisors Solutions (2024 to present); Member of Accounting and Financial Reporting Team, Fundrise (2022 – 2024); Officer of Fund Administration, State Street Bank (2020 – 2022)

(1)   Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 1-303-529-2200, or visiting www.primarkcapital.com.

40	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF CONTINUANCE OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on November 11, 2025 (the “Meeting”), the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the continuance of the Investment Management Agreement between Primark Advisors LLC (“Primark”) and Primark Meketa Private Equity Investments Fund (the “Fund”) (the “Management Agreement”) and the Sub-Advisory Agreement between Primark and Meketa Investment Group, Inc. (“Meketa”) (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”).

In advance of the Meeting, the Independent Trustees requested and received materials relating to each Agreement and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered reports from an independent third party describing (a) the Fund’s performance compared with a performance universe created of similar funds, and (b) expense rankings comparing the Fund’s fees and expenses with an expense group created of similar funds.

In considering the Agreements on behalf of the Fund, the Independent Trustees evaluated the nature, extent, and quality of the advisory and sub-advisory services provided to the Fund by Primark and Meketa, respectively. The Independent Trustees considered the terms of each Agreement and noted that, in connection with the Meeting and prior meetings, they had received and considered information provided by Primark and Meketa that described, among other matters: (1) the nature, extent, and quality of the services provided to the Fund by Primark and Meketa; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by Primark and Meketa (and their affiliates) from their relationships with the Fund; (4) the extent to which economies of scale would be realized as the Fund continues to grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. In addition to considering the Fund’s investment performance, the Independent Trustees considered, among other matters, the general oversight of the Fund by Primark, and also took into account information provided at the Meeting and prior meetings concerning the investment processes used by Primark and Meketa in managing the Fund.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session to discuss the materials provided by each of Primark and Meketa and separately with compliance personnel.

Nature, Extent and Quality of Services. The Trustees considered materials provided by Primark and Meketa regarding the nature, extent and quality of the services provided to the Fund. The Trustees reviewed information regarding Primark and Meketa and the personnel that perform services for the Fund. The Trustees considered the qualifications, background and responsibilities of the individuals at Primark and Meketa who oversee the day-to-day management and operations of the Fund and its service providers. The Board also considered the investment sub-advisory services provided by Meketa, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable fund policies and procedures. The Board considered Primark’s evaluation of Meketa as sub-adviser, as well as Primark’s recommendation, based on its review of Meketa, to renew the Sub-Advisory Agreement.

Performance. The Trustees considered information relating to the Fund’s performance. The Trustees noted that the Fund underperformed its peer universe median for the one-year, two-year and three-year periods ended June 30, 2025; outperformed its peer group median for the one-year and two-year periods ended June 30, 2025; and the Fund’s performance was equal to its peer group median for the three-year period ended June 30, 2025. The Trustees considered Primark’s efforts to improve the Fund’s performance.

Fees and Expenses. The Trustees next considered information regarding the Fund’s management fee and expense ratio. The Trustees noted that the actual management fee for the Fund was equal to the median of its peer group, and the Fund’s net expense ratio was above the median of its peer group. The Trustees considered the relationship between the Fund’s assets under management and operating expenses and that Primark had agreed to reduce the management fee payable to it (but

Annual Report Dated March 31, 2026	41

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF CONTINUANCE OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of each class of the Fund, excluding certain “excluded expenses”.

Profitability. The Trustees considered Primark’s profitability in connection with its management of the Fund and noted that Primark did not anticipate profitability until the Fund had garnered greater assets. The Trustees also took into account the services Primark provides under the Management Agreement, including Primark’s costs in managing the Fund. In addition, the Trustees considered Meketa’s profitability and noted that it had only recently generated a profit.

Economies of Scale. The Trustees considered whether Primark currently realizes economies of scale with respect to its management of the Fund. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economies exist from time to time.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits” to Primark in connection with its management of the Fund, noting that neither Primark nor Meketa believed that it realized any meaningful fall-out benefits at this time.

The Trustees, having requested and received such information from Primark and Meketa as they believed reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that the continuance of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term should be approved.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that the approval of each of the Management Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

42	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND PRIVACY NOTICE
FACTS	WHAT DOES PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Primark Meketa Private Equity Investments Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1-877-792-0924
Annual Report Dated March 31, 2026	43

PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND PRIVACY NOTICE (Continued)
Who we are
Who is providing this notice?	Primark Meketa Private Equity Investments Fund
What we do
How does Primark Meketa Private Equity Investments Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Primark Meketa Private Equity Investments Fund collect my personal information?

We collect your personal information, for example, when you

•        Open an account

•        Provide account information

•        Give us your contact information

•        Make deposits or withdrawals from your account

•        Make a wire transfer

•        Tell us where to send the money

•        Tells us who receives the money

•        Show your government-issued ID

•        Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•        Affiliates from using your information to market to you

•        Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Primark Meketa Private Equity Investments Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•        Primark Meketa Private Equity Investments Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Primark Meketa Private Equity Investments Fund does not jointly market.
44	PRIMARK MEKETA PRIVATE EQUITY INVESTMENTS FUND

Investment Adviser Primark Advisors LLC 250 Filmore Street Suite 425 Denver, Colorado	Legal Counsel Ropes & Gray LLP Three Embarcadero Center San Francisco, California
Sub-Adviser Meketa Investment Group, Inc. 80 University Avenue Westwood, Massachusetts	Custodian UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri
Distributor Foreside Financial Services, LLC Three Canal Plaza Suite 100 Portland, Maine	Trustees Michael Bell, President Brien Biondi Clifford J. Jack Sean Kearns
Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio	Officers Marcie McVeigh, Treasurer Jesse D. Hallee, Secretary Brian T. MacKenzie, Chief Compliance Officer and AML Compliance Officer Jerica Newbill, Assistant Treasurer
Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio

Primark Private -AR-26

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 19(a)(1), a copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Brien Biondi. Mr. Biondi is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $100,000 and $85,000 with respect to the registrant’s fiscal year ended March 31, 2026 and 2025, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended March 31, 2026 and 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $51,400 with respect to the registrant’s fiscal year ended March 31, 2026 and 2025, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	None.

(j)	None.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1].

(b)       Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are attached hereto. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser, Primark Advisors LLC (“Primark” or the “Adviser”), are attached hereto.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of May 30, 2026, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Michael Bell	Portfolio Manager	Since 2020

CEO, Meketa Capital, LLC (2023-Present); CEO, Primark Advisors LLC (2020-Present); Managing Director, Forum Investment Group (2022-2023); Trustee, Forum Multifamily REIT (2023-2024); Trustee, Forum Real Estate Income

Fund (2021-2022)

Peter S. Wooley	Portfolio Manager	Since 2022	Co-CEO, Meketa Investment Group (1996-Present)
Stephen P. McCourt	Portfolio Manager	Since 2022	Co-CEO, Meketa Investment Group (1994-Present)
John A. Haggerty	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (1996-Present)
Ethan Samson	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (2019-present)
Steven Hartt	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (2010-Present)
Chris Rosato	Portfolio Manager	Since 2026	COO, Meketa Capital, LLC (2024-Present); SVP, Allspring Global Investments (2021-2024)

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Michael Bell	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	0	0	0	0

Chris Rosato	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	0	0	0	0

Peter S. Woolley	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	6	$4,245,954	0	0

Stephen P. McCourt	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	9	$12,724,722	0	0

John A. Haggerty	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	49	$12,724,722	0	0

Ethan Samson	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	49	$12,724,722	0	0

Steven Hartt	Registered Investment Companies	1	$384,604	0	0
	Other Pooled Investment Vehicles	1	$90,104	0	0
	Other Accounts	49	$12,724,722	0	0

Estimated assets as of 3/31/26

Potential Conflicts of Interests

The Adviser and Sub-Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser and Sub-Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser and Sub-Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser and Sub-Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s)

As of March 31, 2026, Portfolio Managers from Primark Advisors LLC receive no cash compensation but may receive employee benefits (such as health care and participation in 401(k) plans). They will receive distributions from the registrant and the Adviser consistent with their ownership interest in each.

As of March 31, 2026, Compensation for Meketa professional staff includes: (i) a competitive base salary; (ii) participation in one or more incentive compensation plans that are merit-based and discretionary; (iii) the firm’s profit-sharing plan with 401(k) provision (the profit-sharing plan is available to all employees following thirty days of employment and includes a company-matching provision); and (iv) the senior staff of Meketa participates in equity ownership and incentive compensation. Senior employees participate in direct ownership, while additional employees participate in a deferred compensation program. Meketa Investment Group intends to continue to expand the ownership of the firm to other senior professionals.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Bell	$500,001–$1,000,000

Chris Rosato	none

Peter S. Woolley	none

Stephen P. McCourt	none

John A. Haggerty	none

Ethan Samson	none

Steven Hartt	none

(b) Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed: Not required.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(5) Change in the registrant’s independent public accountant: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Primark Meketa Private Equity Investments Fund

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	June 8, 2026

By (Signature and Title)*		/s/ Marcie McVeigh

Marcie McVeigh, Treasurer (Principal Financial Officer)

Date	June 8, 2026

* Print the name and title of each signing officer under his or her signature.